PROSPECTUS

August 1, 2006

JHAVERI VALUE FUND

27881 Clemens Road

Westlake, Ohio 44145

Jhaveri Value Fund is a mutual fund whose investment objective is long term capital appreciation.  The Fund seeks to achieve its objective by investing primarily in a broad range of common stocks believed by its Adviser, Investments Technology, Inc., to have above average prospects for appreciation, based on a proprietary investment model developed by the Adviser.

The Fund is “no-load,” which means there are no sales charges or commissions.  In addition, investors pay no 12b-1 fees, distribution expenses or deferred sales charges.

For questions about investing in the Fund or

for information, shareholder services and requests:

(440) 250-9136

www.jhaverivaluefund.com

As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this Prospectus is accurate or complete, nor has it approved or disapproved the Fund’s shares.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS                                                                     PAGE

ABOUT THE FUND

1

HOW THE FUND HAS PERFORMED

2

COSTS OF INVESTING IN THE FUND

3

HOW TO INVEST IN THE FUND

4

IMPORTANT INFORMATION ABOUT

PROCEDURES FOR OPENING A NEW ACCOUNT

4

HOW TO REDEEM SHARES

6

SHARE PRICE CALCULATION

7

DIVIDENDS AND DISTRIBUTIONS

7

TAXES

8

MANAGEMENT OF THE FUND

8

OTHER INFORMATION ABOUT INVESTMENTS

9

FINANCIAL HIGHLIGHTS

10

PRIVACY POLICY

11

ABOUT THE FUND

Investment Objective

The investment objective of the Fund is to provide long term capital appreciation.

Principal Strategies

The Fund invests primarily in a broad range of common stocks that its Adviser believes are undervalued and have above average prospects for appreciation, based on a proprietary investment model developed by the Adviser.  The investment model applies historical, fundamental and technical analyses to a database of 600 to 800 companies to determine optimum buy and sell ranges for the common stock of each of the companies in the database.  The Adviser uses its investment model to screen the companies in the database, and then selects stocks to provide industry and company diversification.

The Fund generally will be fully invested in common stocks regardless of the movement of stock prices.  The Fund normally will invest primarily in common stocks of medium and large U.S. companies (average market capitalization of the companies in the Fund’s portfolio is expected to approximate $5 billion).  Although the Adviser seeks to limit investment risk by diversifying the Fund’s investments across a broad range of industries and companies, certain sectors may be overweighted compared to others because the Adviser seeks the best investment opportunities regardless of sector.  The Fund may, for example, be overweighted at times in the technology and pharmaceutical sectors.  The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

Principal Risks of Investing in the Fund

All investments carry risks to some degree.  The principal risks of investing in the Fund are the stock market risks common to all equity investments and the company risks associated with each individual investment in the Fund’s portfolio.  Stock market risk means that Fund shares might decrease in value in response to such things as general economic conditions and political stability.  Company risk means that Fund shares might decrease in value in response to the activities and financial prospects of an individual company in the Fund’s portfolio.  You could lose money by investing in the Fund.

In addition, the stocks of medium sized companies are subject to certain risks including:

•

possible dependence on a limited product line, market, financial resources or management group

•

less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the Fund to buy or sell the stocks

•

greater fluctuation in value than larger, more established company stocks

If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.  The Fund may have a greater focus in the technology and pharmaceutical sectors, and weakness in these sectors could result in significant losses to the Fund.  Technology companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence.  Pharmaceutical companies may also be significantly affected by decreases in profits and by intense competition, as well as downward pricing pressures dictated by third party payors.

Is this Fund Right for You?

The Fund is intended for investors with a long term wealth building horizon.  You should invest in the Fund only if you are willing to accept price fluctuation in your investment and the risks associated with common stock investment.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s returns from year to year since the Fund’s inception.  The table shows how the Fund’s average annual total returns over time (net of fees and expenses) compare to those of a broad-based securities market index.  Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.

Annual Total Returns as of December 31 of each year.

The Fund’s year-to-date return as of June 30, 2006 was (0.1)%.

During the period shown, the highest return for a calendar quarter was 21.4% in the 2nd quarter of 1999, and the lowest return was (25.00%) for the 3rd quarter of 2001.

Average Annual Total Returns for the periods ended 12/31/05:

	1 Year	5 Years	Since Inception [1]
The Fund
Return Before Taxes	0.32%	(1.60%)	2.77%
Return After Taxes on Distributions [2]	0.32%	(1.75)%	0.90%
Return After Taxes on Distributions and Sale of Fund Shares [2]	0.25%	(1.39)%	1.27%
Indexes (reflects no deduction for fees, expenses or taxes)
S&P 500 Index [3]	3.04%	0.22%	9.84%

1 May 1, 1995.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

3 The S&P 500 Index is an unmanaged index comprised of 500 stocks.

COSTS OF INVESTING IN THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Sales Load Imposed on Purchases

NONE

Sales Load Imposed on Reinvested Dividends

NONE

Deferred Sales Load

NONE

Redemption Fees

NONE

Exchange Fees

NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)1

Management Fees

2.50%

Distribution (12b-1) Fees

NONE

Other Expenses

0.00%

Total Fund Operating Expenses

2.50%

1 The Adviser pays all of the Fund’s operating expenses except brokerage fees and commissions, taxes, interest and extraordinary expenses.

Example:

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period.  Although your actual expenses may be different, based on these assumptions your costs would be:

1 year

3 years

5 years

10 years

Your costs:

  $253

  $779

$1,331

$2,836

HOW TO INVEST IN THE FUND

The minimum initial investment in the Fund is $10,000 ($2,000 for retirement accounts) and minimum subsequent investments are $1,000.  Your purchase of shares of the Fund will be at the next share price calculated after receipt of your investment.

IMPORTANT INFORMATION ABOUT

PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for identifying documents, and may take additional steps to verify your identity.  We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Initial Purchase

By Mail - You may purchase shares of the Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check made payable to Jhaveri Value Fund, and sent to the address below.

Jhaveri Value Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so.  To wire money, you must call the Fund at (440) 250-9136 to set up your account and obtain an account number. You should be prepared to provide the information on the application to the Fund.  Then, provide your bank with the following information for purposes of wiring your investment:

U.S. Bank, N.A. Cinti/Trust

ABA #0420-0001-3

Attn:  Jhaveri Value Fund

D.D.A. # 48360-9475

Account Name _________________ (write in shareholder name)

For the Account # ______________ (write in account number)

You must mail a signed application to the custodian at the above address in order to complete your initial wire purchase.  Wire orders will be accepted only on a day on which the Fund, the custodian and Mutual Shareholder Services, LLC, the Fund’s transfer agent are open for business.  A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund.  Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent.  There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time (minimum of $1,000) by mail or wire.  Each additional mail purchase request must contain

•

your name

•

the name of your account(s)

•

your account number(s)

•

a check made payable to Jhaveri Value Fund.

Send your purchase request to the address above.  A bank wire should be sent as outlined above.

Tax Sheltered Retirement Plans

Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans.  Contact the Fund for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options.  Please consult with your attorney or tax adviser regarding these plans.  You must pay custodial fees of $8 per year for your IRA by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian.  Call the Fund for information about the IRA custodial fees.

Other Purchase Information

You may exchange securities that you own for shares of the Fund, provided the securities meet the Fund’s investment criteria and the Adviser believes they are a desirable investment for the Fund.  Any exchange will be a taxable event and you may incur certain transaction costs relating to the exchange.  Contact the Fund for additional information.

The Fund may limit the amount of purchases and refuse to sell to any person.  If your check or wire does not clear, you will be responsible for any loss incurred.  If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Fund.  Checks must be made payable to the Fund; the Fund does not accept third party checks.

The Fund discourages market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Trustees of the Fund has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.  This policy generally applies to all Fund shareholders.  While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.

HOW TO REDEEM SHARES

You may redeem any part of your account in the Fund at no charge by mail.  All redemptions will be made at the net asset value next determined after your redemption request has been received by the transfer agent with the following information:

•

your name

•

your account number(s)

•

the name of your account(s)

•

your address

•

the dollar amount or number of shares you wish to redeem, and

•

the signatures of all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange.  Signature guarantees are for your protection. At the discretion of the Fund or the transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

Your request should be addressed to:

Jhaveri Value Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

Additional Information - If you are not certain of the requirements for a redemption, please call the Fund at (440) 250-9136.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  We will mail you the proceeds on or before the fifth business day following the redemption.  However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days.  Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payment dates.

SHARE PRICE CALCULATION

The price you pay for your shares is based on the Fund’s net asset value per share (NAV) next calculated after the order is placed. The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the New York Stock Exchange is closed on weekends, most Federal holidays and Good Friday).  The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

The Fund’s assets are generally valued at their market value.  If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser may value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.

DIVIDENDS AND DISTRIBUTIONS

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders every December.  These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request.  The Fund expects that its distributions will consist primarily of capital gains.

TAXES

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the Fund is about to make a taxable distribution.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  Dividends and capital gains distributions may also be subject to state and local taxes.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  Because each investor’s tax circumstances are unique, please consult with your tax adviser about your Fund investment.

MANAGEMENT OF THE FUND

The Fund retains Investments Technology, Inc., 27881 Clemens Road, Westlake, Ohio 44145 (the “Adviser”) to manage the Trust’s investments and its business affairs.  The Adviser is an Ohio-based company that has been providing advisory services to clients since 1983.  Ramesh C. Jhaveri and Saumil R. Jhaveri have been primarily responsible for the day-to-day management of the portfolio of the Fund since its inception.  Ramesh C. Jhaveri is the Chairman of the Board, Chief Executive Officer, and a Trustee of the Trust, and has served as the President, Treasurer, and Director of the Adviser since 1983.  Saumil R. Jhaveri is the President, Treasurer, Chief Compliance Officer, and a Trustee of the Trust and has served as the Vice President and a Director of the Adviser since 1991 and the Chief Compliance Officer of the Adviser since 2004.  Both are responsible for the development and refinement of the Adviser’s proprietary investment model, which they use in the management of the Fund.  The Fund’s Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

During the fiscal year ended March 31, 2006, the Fund paid the Adviser a fee equal to 2.50% of its average daily net assets.  The Adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, interest and extraordinary expenses.  In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the Adviser.

OTHER INFORMATION ABOUT INVESTMENTS

The Fund may invest up to 20% of its assets in foreign equity securities through the purchase of American Depositary Receipts (“ADRs”).  An ADR is a certificate of ownership issued by a U.S. bank as a convenience to investors instead of the underlying foreign security which the bank holds in custody.  In general, foreign investments involve higher risks than U.S. investments.  Foreign markets tend to be more volatile than those of the U.S. and bring increased exposure to foreign economic, political and other events that can have a negative effect on the value of issuers in a particular foreign country.

The Fund may at times have a portfolio turnover rate that is higher than other stock funds.  Higher portfolio turnover would result in correspondingly greater brokerage commission expenses (which will lower the Fund’s total return) and may result in the distribution to shareholders of additional capital gains for tax purposes.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements.  If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees.  As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.  The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

The investment objective of the Fund may be changed without shareholder approval.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance for its past five fiscal years.  Certain information reflects financial results for a single Fund share.  The information for the fiscal years ended March 31, 2004, 2005 and 2006 has been audited by Cohen Fund Audit Services, Ltd. (fka Cohen McCurdy, Ltd.), whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.  The information for prior years has been audited by another independent public accounting firm.

Selected data for a share outstanding throughout the period:
	4/1/2005	4/1/2004	4/1/2003	4/1/2002	4/1/2001
	To	to	to	To	To
	3/31/2006	3/31/2005	3/31/2004	3/31/2003	3/31/2002
Net Asset Value –
Beginning of Period	$ 8.90	$ 8.68	$ 6.42	$ 8.31	$ 10.02
Net Investment Income (Loss)*	(0.03)	(0.05)	(0.09)	(0.07)	(0.14)
Net Gains or Losses on Securities
(realized and unrealized)	0.74	0.27	2.35	(1.82)	(0.97)
Total from Investment Operations	0.71	0.22	2.26	(1.89)	(1.11)

Dividends (from net investment income)	0.00	0.00	0.00	0.00	0.00
Distributions (from capital gains)	(0.00)	(0.00)	(0.00)	(0.00)	(0.60)
Total Distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.60)
Net Asset Value –
End of Period	$ 9.61	$ 8.90	$ 8.68	$ 6.42	$ 8.31
Total Return (a)	7.98%	2.53%	35.20%	(22.74)%	(11.43)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	8,689	9,390	8,808	5,911	8,330

Ratio of Expenses to Average Net Assets Before Waiver	2.50%	2.50%	2.50%	2.55%	2.51%
Ratio of Net Income (Loss) to Average Net Assets Before Waiver	(0.31)%	(0.55)%	(1.10)%	(1.11)%	(1.52)%
Ratio of Expenses to Average Net Assets After Waiver	2.50%	2.50%	2.50%	2.50%	2.50%
Ratio of Net Income (Loss) to Average Net Assets After Waiver	(0.31)%	(0.55)%	(1.10)%	(1.06)%	(1.51)%
Portfolio Turnover Rate	258.03%	346.02%	367.21%	283.93%	80.17%

(a)  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of all dividends and distributions.

* Per share amounts were calculated using the average share method.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects.  The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.   The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.   The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Investment Adviser

Investments Technology, Inc.

27881 Clemens Road

Westlake, Ohio 44145

Custodian (all initial and subsequent purchases)

Auditors

U.S. Bank, N.A.

Cohen Fund Audit Services, Ltd.

P.O. Box 640994

800 Westpoint Parkway, Suite 1100

Cincinnati, Ohio 45264-0994

Westlake, Ohio 44145

Transfer Agent (all redemption requests)

Legal Counsel

Mutual Shareholder Services, LLC

Frantz Ward LLP

8000 Town Centre Drive, Suite 400

2500 Key Center

Broadview Heights, Ohio 44147

127 Public Square

Cleveland, Ohio 44114

Several additional sources of information are available to you.  The Fund’s Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on the Fund’s policies and operations, including policies and procedures relating to the disclosure of the Fund's portfolio holdings.  Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Fund collect at (440) 250-9136 or visit the Fund's website at www.jhaverivaluefund.com to obtain free copies of the SAI and the Fund’s annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C.  Call the SEC at 1-202-942-8090 for room hours and operation.  You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:   publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act # 811-8718

JHAVERI VALUE FUND

a series of

The Jhaveri Trust

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2006

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus of the Jhaveri Value Fund dated August 1, 2006.  This SAI incorporates by reference the financial statements and independent auditors’ report from the Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2006.  A free copy of the Prospectus and the annual report can be obtained by writing the transfer agent, Mutual Shareholder Services, at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or by calling the Fund collect at 440-250-9136.

DESCRIPTION OF THE TRUST AND THE FUND

The Jhaveri Trust (the “Trust”) is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated January 18, 1995 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  Shares of one series have been authorized, which shares constitute the interests in the Jhaveri Value Fund (the “Fund”).  The Fund (a diversified series of the Trust) was organized on January 18, 1995, and commenced operations on May 1, 1995.  The investment adviser to the Fund is Investments Technology, Inc. (the “Adviser”).

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Fund have equal voting rights and liquidation rights.

Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable.  Each share of the Fund is subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult a tax advisor.

The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended.  By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

As of July 1, 2006, the following persons may be deemed to beneficially own five percent (5%) or more of the Fund:  Ramesh Jhaveri – 22.91%, Nalini Jhaveri – 38.54%, and Saumil Jhaveri – 6.04%.

As of July 1, 2006, Ramesh C. Jhaveri and Nalini R. Jhaveri, M.D. (the wife of Ramesh C. Jhaveri) may be deemed to control the Fund as a result of their beneficial ownership of the shares of the Fund.  As controlling shareholders, they would control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

As of July 1, 2006, the officers and Trustees as a group may be deemed to beneficially own 28.95% of the Fund.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

AND RISK CONSIDERATIONS

This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see “Investment Objectives,” “Principal Strategies,” “Principal Risks of Investing in the Fund”, and “Other Information About Investments”).

A.

Equity Securities.  The Fund may invest in common stocks and closed-end investment companies that invest primarily in common stocks.  The Fund may hold warrants and rights issued in conjunction with common stock, but in general will sell any such warrants or rights as soon as practicable after they are received.  Warrants are options to purchase equity securities at a specified price valid for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

Equity securities include common stocks of domestic real estate investment trusts and other companies that operate as real estate corporations or that have a significant portion of their assets in real estate.  The Fund will not acquire any direct ownership of real estate.

B.

Repurchase Agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of obligations issued by the U.S. government or by agencies of the U.S. government (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase).  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.  The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 5% of its net assets in repurchase agreements.

C.

Loans of Portfolio Securities.  The Fund may make short and long term loans of its portfolio securities.  Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors that the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities.  The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious.  With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

D.

Illiquid Securities.  The portfolio of the Fund may contain illiquid securities.  Illiquid securities generally include securities that cannot be disposed of promptly and in the ordinary course of business without taking a reduced price.  Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market.  The following securities are considered to be illiquid:  repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities.  The Fund will not invest more than 5% of its net assets in illiquid securities.

E.

Other Investment Companies.  The Fund is permitted to invest in other investment companies at any time.  The Fund will not purchase more than 3% of the outstanding voting stock of any investment company.  If the Fund acquires securities of another investment company, the shareholders of the Fund may be subject to duplicative management fees.

F.

American Depositary Receipts.  The Fund may invest in foreign equity securities by purchasing American Depositary Receipts (“ADRs”).  ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution.  They are alternatives to the direct purchase of the underlying securities in their national markets and currencies.  ADRs are subject to risks similar to those associated with direct investment in foreign securities.  For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility.  The Fund has no present intention to invest in unsponsored ADRs.

G.

Short Sales.  The Fund may sell a security short in anticipation of a decline in the market value of the security.  When the Fund engages in a short sale, it sells a security that it does not own.  To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer.  The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.  The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a profit if the security declines in price between those dates.  Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund’s custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

INVESTMENT LIMITATIONS

Fundamental.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of:  (i) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (ii) more than 50% of the outstanding shares of the Fund.  Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.

Borrowing Money.  The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.

Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

3.

Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.

Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.

Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6.

Loans.  The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.

Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

i.

Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation 1 above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

ii.

Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.  The Fund will not enter into reverse repurchase agreements.

iii.

Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

iv.

Options.  The Fund will not purchase or sell puts, calls, options or straddles.

v.

Repurchase Agreements.  The Fund will not invest more than 5% of its net assets in repurchase agreements.

vi.

Loans of Portfolio Securities.  The Fund will not make a loan of portfolio securities that would cause the value of all such loans outstanding to exceed 5% of the Fund’s net assets.

vii.

Illiquid Investments.  The Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

The Trust’s investment adviser is Investments Technology, Inc., 27881 Clemens Road, Westlake, Ohio 44145.  Ramesh C. Jhaveri and Saumil R. Jhaveri may be deemed to be controlling persons and affiliates of the Adviser due to their ownership of its shares and their positions as officers and directors of the Adviser.  They, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest and extraordinary expenses.  As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.50% of the average daily net assets of the Fund.  The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future.  For the fiscal years ended March 31, 2006, 2005, and 2004, the Fund paid fees to the Adviser of $231,621, $230,752, and $191,799, respectively.

The Agreement was renewed by the Board at a meeting held on May 25, 2006.  In determining whether to approve the Agreement, the Trustees reviewed information provided by the Adviser.  The following summarizes the Trustees’ review process and the information that formed the basis of their conclusions.  As to the performance of the Fund, the Trustees reviewed performance information comparing the Fund to various benchmarks, including indexes and other mutual funds.  The Board noted that, although the Fund trailed the S&P 500 Index by 2.7% during 2005, the Fund had performed well the previous years relative to the indexes.  The Trustees concluded that, based on the Fund’s stated investment objective and strategies, the performance was satisfactory.  As to the nature and quality of the Adviser’s services to the Fund, the Trustees reviewed the Adviser’s Form ADV and the Adviser’s Statement of Revenues and Expenses for the calendar years ended 2002 through 2005.  The Trustees discussed the fact that the Fund is the Adviser’s only client and therefore both of the Portfolio Managers devote substantially all of their professional time to the administration and portfolio management of the Fund.  Mr. Ramesh Jhaveri then briefly discussed the Adviser’s marketing plans for the Fund.  The Trustees discussed the expenses incurred by the Adviser, and the portion of the expenses that consist of Portfolio Manager salaries.  The Trustees noted that, because the Fund is the Adviser’s only client, substantially all of the Adviser’s income and expenses are attributable to the Fund’s operations.  It was the consensus of the Trustees that the Adviser had done a good job managing the Fund’s expenses.  They also noted that under the unitary fee arrangement, the Adviser is responsible for paying substantially all of the Fund’s expenses, and that Mr. Ramesh Jhaveri has always maintained sufficient capital in the Adviser to meet its financial obligations.  The Trustees concluded that the nature and quality of the services provided by the Adviser were consistent with their expectations.  As to the reasonableness of the overall compensation to the Adviser, the Trustees reviewed information regarding expense ratios of other equity funds with assets under $25 million.  Messrs. Ramesh Jhaveri and Saumil Jhaveri explained that the Adviser is spending an extensive amount of time actively managing the Fund’s portfolio, particularly with the Adviser’s emphasis on short cycle investment.  The Trustees discussed the fact that the Adviser receives no additional benefits as a result of managing the Fund, such as 12b-1 fees or soft dollar payments.  The Trustees recognized that the Fund’s management fee was high in comparison to the expense ratios of other equity funds, but acknowledged that substantially all of the management fees were used to pay Fund expenses.  The Trustees determined the fees were reasonable considering the size of the Fund and the Adviser’s active management style.  As for the profitability of the Adviser, the Trustees concluded, based on the Statement of Revenue and Expenses, that managing the Fund was not a profitable arrangement for the Adviser.  The Trustees determined that it was not necessary to discuss the economies of scale or the possible benefits of these economies to the Fund because of the extremely small size of the Fund.  The Independent Trustees had met separately with representatives of the Fund’s auditor prior to the meeting of the full Board of Trustees.  Based upon the information provided, it was the consensus of the Trustees, including the Independent Trustees, that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that renewal of the agreement was in the best interest of the Fund’s shareholders.

The Adviser retains the right to use the name “Jhaveri” in connection with another investment company or business enterprise with which the Adviser is or may become associated.  The Trust’s right to use the name “Jhaveri” automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts.  If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders.  Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not.  The Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Mr. Ramesh C. Jhaveri and Mr. Saumil R. Jhaveri (the “Portfolio Managers”) are the portfolio managers responsible for the day-to-day management of the Fund.  As of March 31, 2006, the Portfolio Managers were responsible for the management of the following types of accounts other than the Fund:

Ramesh C. Jhaveri	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	NA	NA	NA	NA

Saumil R. Jhaveri	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	1	$61,151	NA	NA

Although the Portfolio Managers manage personal and family accounts, the Fund is the only advisory client of the Adviser.  The Adviser is unaware of any material conflicts of interest as a result of their management of these personal and family accounts.  The Portfolio Managers are compensated for their services by the Adviser.  Their compensation consists of an annual salary (no bonuses, deferred compensation, pension and retirement plans or other arrangements).

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of March 31, 2006.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Ramesh C. Jhaveri	over $1,000,000
Saumil R. Jhaveri	$100,001 - $500,000

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  The Fund is not part of a “fund complex.”  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
Ramesh C. Jhaveri [1] 27881 Clemens Road Westlake, Ohio 44145 1937	Trustee since 1995; Chairman of the Board and Chief Executive Officer since 1996	President of the Adviser since 1983; licensed account executive, options principal and general securities principal, Financial America Securities, Inc., an NASD broker-dealer, since 1970	None
Saumil R. Jhaveri [1] 27881 Clemens Road Westlake, Ohio 44145 1969	Trustee and Secretary since 1995; President and Treasurer since 1996; Chief Compliance Officer since 2004	Vice President of the Adviser, where he has been working full time since 1991	None

1 Ramesh C. Jhaveri is the father of Saumil R. Jhaveri.  They are “interested persons” of the Trust because they are officers of the Trust.  In addition, they may be deemed to be “interested persons” of the Trust because they are officers of the Fund’s Adviser.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
Mukul M. Mehta 27070 Detroit Road Suite 201 Westlake, Ohio 44145 1945	Trustee since 1995	President of Quality Sciences, Inc., a consulting and software development firm assisting chemical industry clientele including Fortune 500 companies, since 1992	None
James E. Mueller 2246 Johnstone Way Westlake, Ohio 44145 1943	Trustee since 1995	Advertising director for Ed Mullinax Ford, a car dealer, from 1987-2000. Sportscaster/Independent Producer in Broadcasting since 2000.	None
David R. Zavagno 6852 Glasglow Court Solon, Ohio 44139 1954	Trustee since 1995	President of Universal Medical Systems, Inc., a company specializing in diagnostic imaging equipment design, sales and installation, since 1986	None

The Trust’s audit committee consists of Mukul M. Mehta, James F. Mueller, and David R. Zavagno.  The audit committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees.  The audit committee held four meetings during the fiscal year ended March 31, 2006.

The following table provides information regarding Shares of the Fund owned by each Trustee as of December 31, 2005.

Name of Trustee	Dollar Range of Fund Shares

Ramesh C. Jhaveri	Over $100,000
Saumil R. Jhaveri	Over $100,000
Mukul M. Mehta	None
James F. Mueller	None
David R. Zavagno	$10,001 - $50,000

The Board of Trustees supervises the business activities of the Trust.  Like other mutual funds, the Trust retains various organizations to perform specialized services. The compensation paid to the Trustees of the Trust for the fiscal year ended March 31, 2006 is set forth in the following table:

Name of Trustee	Total Compensation from Trust (the Trust is not in a Fund Complex) [1]
Ramesh C. Jhaveri	$0.00
Saumil R. Jhaveri	$0.00
Mukul M. Mehta	$800.00
James F. Mueller	$800.00
David R. Zavagno	$800.00

1 Trustee fees are Trust expenses.  However, because the management agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser makes the actual payment.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.  The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

The Fund has no obligation to deal with any broker or dealer in the execution of its transactions.  However, it is contemplated that Financial America Securities, Inc., in its capacity as a registered broker-dealer, will effect substantially all securities transactions that are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis.  Such transactions will be executed at competitive commission rates through RBC Dain Rauscher.  Financial America Securities, Inc., a registered broker-dealer of which Mr. Ramesh Jhaveri is an account executive, receives brokerage commissions from the Fund.  Mr. Jhaveri receives no compensation from Financial America Securities, Inc. as a result of those commissions.  The Adviser (not the Fund) may pay fees to certain fund consultants based on investments made and maintained by investors such consultants have referred to the Fund.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Purchases made directly through a market maker may include the spread between the bid and asked prices.

Under the Investment Company Act of 1940, as amended, persons affiliated with an affiliate of the Adviser (such as Financial America Securities, Inc.) may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities.  Therefore, Financial America Securities, Inc. will not serve as the Fund’s dealer in connection with over-the-counter transactions.  However, Financial America Securities, Inc. may serve as the Fund’s broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.  Such agency transactions will be executed through RBC Dain Rauscher.

The Fund will not effect any brokerage transactions in its portfolio securities with Financial America Securities, Inc. if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services.  The Agreement provides that affiliates of affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund.  In determining the commissions to be paid to Financial America Securities, Inc., it is the policy of the Fund that such commissions will, in the judgment of the Trust’s Board of Trustees, be (i) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (ii) at least as favorable to the Fund as commissions contemporaneously charged by Financial America Securities, Inc. on comparable transactions for its most favored unaffiliated customers, except for customers of Financial America Securities, Inc. considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund.  The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by Financial America Securities, Inc. to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Agreement does not provide for a reduction of the Adviser’s fee by the amount of any profits earned by Financial America Securities, Inc. or Mr. Ramesh C. Jhaveri from brokerage commissions generated from portfolio transactions of the Fund.

While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms.  Financial America Securities, Inc. will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

To the extent that the Trust and another of the Adviser’s clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time.  On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust.  In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

The Trust and the Adviser have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the Investment Company Act of 1940, as amended.  The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund.  You may obtain a copy of the Code from the SEC.

For the fiscal years ended March 31, 2006, 2005, and 2004, the Fund paid brokerage commissions of $57,144, $76,241, and $61,392, respectively, to Financial America Securities, Inc. for effecting 100% of the Fund’s commission transactions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund periodically publishes its top ten holdings on the Fund’s website. Information contained in annual and semi-annual reports mailed to shareholders, as well as information filed with the SEC on Form N-Q and information posted on the Fund’s website, is public information.  All other information is non-public information.

The Fund has ongoing arrangements with third party servicing agents to release portfolio holdings information on a daily basis in order for those parties to perform their duties on behalf of the Fund.  These third party servicing agents are the Adviser, Transfer Agent, Fund Accounting Agent, and Custodian.    The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, and parties to merger and reorganization agreements.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.    This information is disclosed to third parties under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), and (iv) understandings or expectations between the parties that the information will be kept confidential.  The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board.  The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether the arrangement is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund, or the Adviser.  Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m. Eastern Time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value.  The Trust is open for business on every day except Saturdays, Sundays and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures.  In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes.  When exercising its voting responsibilities, the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance.  While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters.  The following is a summary of those guidelines:

o

Electing a Board of Directors.  A board should be composed primarily of independent directors, and key board committees should be entirely independent.  The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

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Approving Independent Auditors.  The relationship between a company and its auditors should be limited primarily to the audit engagement.

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Providing Equity-Based Compensation Plans. Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

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Corporate Voting Structure.  Shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.  The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors.

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Shareholder Rights Plans.  Shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

More Information.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free, 1-800-723-8637, or by accessing the SEC's website at www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-800-723-8637 and will be sent within three business days of receipt of a request.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund’s investments.  The custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

TRANSFER AGENT, ADMINISTRATOR AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 (“MSS”) acts as the Fund’s transfer agent and administrator and, in such capacity, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service and administrative functions.  For its services as transfer agent and administrator, MSS receives a monthly fee of $550 from the Adviser.  In addition, MSS provides fund accounting services to the Fund including maintaining the Fund’s accounts, books and records and calculating the daily net asset value.  For its services as fund accountant, MSS receives a monthly fee of $2,050 from the Adviser.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. (fka Cohen McCurdy, Ltd.), 800 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145, has been selected as independent registered public accountants for the Trust for the fiscal year ending March 31, 2007.  Cohen McCurdy, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

The financial statements and independent auditors’ report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust’s Annual Report to Shareholders for the fiscal year ended March 31, 2006.  The Fund will provide the Annual Report without charge at written request or request by telephone.